Exhibit 99.1

FOR IMMEDIATE RELEASE	Nasdaq: NSIT

Insight Enterprises, Inc. Reports SECOND QUARTER

2021 results

TEMPE, AZ – August 5, 2021 – Insight Enterprises, Inc. (Nasdaq: NSIT) (the “Company”) today reported financial results for the quarter ended June 30, 2021.  Highlights include:

•	Net sales increased 13% year over year to $2.23 billion
•	Gross profit increased 13% year over year to $366.7 million
•	Earnings from operations increased 19% to $88.5 million and was 4.0% of net sales
•	Adjusted earnings from operations increased 6% to $97.7 million and was 4.4% of net sales
•	Diluted earnings per share of $1.58 increased 20% year over year
•	Adjusted diluted earnings per share of $1.91 increased 9% year over year
•	Increased full year 2021 guidance for Adjusted diluted earnings per share

In the second quarter of 2021, net sales increased 13%, year over year. Gross profit also increased 13% while gross margin contracted 10 basis points compared to the second quarter of 2020.  Earnings from operations of $88.5 million increased 19% compared to $74.2 million in the second quarter of 2020.  Adjusted earnings from operations of $97.7 million increased 6% compared to $91.8 million in the second quarter of 2020.  Diluted earnings per share for the quarter were $1.58, up 20%, year over year, and adjusted diluted earnings per share were $1.91, up 9% year over year.

“I’m pleased to report that our business saw double digit top line growth across all major categories of net sales. Gross margin was 16.4%, strong performance given compression on margins due to increased hardware net sales,” stated Ken Lamneck, President and Chief Executive Officer.  “Given the ongoing supply chain constraints and longer lead times required for hardware orders, we are working to ensure our clients are well positioned in the queue for fulfillment.  We are pleased to see the pipeline for future sales build to healthy levels for the second half of the year and into 2022,” stated Lamneck.

KEY HIGHLIGHTS

•	Consolidated net sales for the second quarter of 2021 of $2.23 billion increased 13%, year over year, when compared to the second quarter of 2020.
•	Net sales in North America increased 14%, year over year, to $1.76 billion;
•	Net sales in EMEA increased 6%, year over year, to $417.4 million; and
•	Net sales in APAC increased 40%, year over year, to $52.5 million.
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated net sales were up 10%, year over year, with growth in net sales in North America and APAC of 13% and 24%, respectively, year over year, partially offset by a decline in EMEA of 4%, year to year.

•	Consolidated gross profit increased to $366.7 million, an increase of 13% compared to the second quarter of 2020, with consolidated gross margin contracting 10 basis points to 16.4% of net sales.
•	Gross profit in North America increased 14%, year over year, to $278.9 million (15.8% gross margin);
•	Gross profit in EMEA increased 8%, year over year, to $73.5 million (17.6% gross margin); and
•	Gross profit in APAC increased 26%, year over year, to $14.3 million (27.2% gross margin).

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated gross profit was up 9%, year over year, with gross profit growth in North America and APAC of 11% each, year over year, partially offset by a decline in EMEA of 3%, year to year.

•	Consolidated earnings from operations increased 19% compared to the second quarter of 2020 to $88.5 million, or 4.0% of net sales.
•	Earnings from operations in North America increased 23%, year over year, to $64.1 million, or 3.6% of net sales;
•	Earnings from operations in EMEA increased 8%, year over year, to $19.3 million, or 4.6% of net sales; and
•	Earnings from operations in APAC increased 19%, year over year, to $5.0 million, or 9.6% of net sales.
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated earnings from operations were up 15%, year over year, with increased earnings from operations in North America and APAC of 21% and 6%, respectively, year over year, partially offset by a decline in EMEA of 1%, year to year.

•	Adjusted earnings from operations increased 6% compared to the second quarter of 2020 to $97.7 million, or 4.4% of net sales.
•	Adjusted earnings from operations in North America increased 8%, year over year, to $72.4 million, or 4.1% of net sales;
•	Adjusted earnings from operations in EMEA decreased 2%, year to year, to $20.1 million, or 4.8% of net sales; and
•	Adjusted earnings from operations in APAC increased 16%, year over year, to $5.2 million, or 9.8% of net sales.
•	Consolidated net earnings and diluted earnings per share for the second quarter of 2021 were $58.6 million and $1.58, respectively, at an effective tax rate of 25.4%.
•	Adjusted consolidated net earnings and Adjusted diluted earnings per share for the second quarter of 2021 were $67.7 million and $1.91, respectively.

In discussing financial results for the three and six months ended June 30, 2021 and 2020 in this press release, the Company refers to certain financial measures that are adjusted from the financial results prepared in accordance with United States generally accepted accounting principles (“GAAP”).  When referring to non-GAAP measures, the Company refers to such measures as “Adjusted.”  See “Use of Non-GAAP Financial Measures” for additional information.  A tabular reconciliation of financial measures prepared in accordance with GAAP to the non-GAAP financial measures is included at the end of this press release.

In some instances, the Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates.  In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

The tax effect of Adjusted amounts referenced herein were computed using the statutory tax rate for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances on net operating losses in certain jurisdictions.

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

guidance

For the full year 2021, the Company now expects to deliver net sales growth at the high-end of the previously stated guidance, which was between 4% and 8% over the prior year, and Adjusted diluted earnings per share is now expected to be between $6.75 and $6.90.

This outlook assumes

•	interest expense between $25 million and $28 million;
•	an effective tax rate of 25% to 26% for the full year 2021;
•	capital expenditures of $65 to $75 million, including the build out of our new corporate headquarters; and
•	an average share count for the full year of 35.5 million shares.

This outlook excludes acquisition-related intangibles amortization expense of approximately $32 million and the non-cash convertible debt discount and issuance costs, reported as part of interest expense, of approximately $12 million and assumes no acquisition-related or severance and restructuring expenses.  Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings and diluted earnings per share, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings and diluted earnings per share.  Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2021 forecast.

Conference Call and Webcast

The Company will host a conference call and live web cast today at 9:00 a.m. ET to discuss second quarter 2021 results of operations.  A live web cast of the conference call (in listen-only mode) will be available on the Company’s web site at http://investor.insight.com/, and a replay of the web cast will be available on the Company’s web site for a limited time following the call.  To access the live conference call, please register in advance using this event link.  Upon registering, participants will receive dial-in information via email, as well as a unique registrant ID, event passcode, and detailed instructions regarding how to join the call.

Use of NON-GAAP Financial Measures

The non-GAAP financial measures are referred to as “Adjusted”.  Adjusted consolidated earnings from operations, Adjusted consolidated net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain acquisition and integration related expenses, (iii) amortization of intangible assets, and (iv) the tax effects of each of these items, as applicable. Adjusted consolidated net earnings and Adjusted diluted earnings per share also exclude amortization of debt discount and issuance costs associated with the issuance of the Company’s convertible senior notes due 2025. The Company excludes these items when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments.  Adjusted diluted earnings per share also includes the impact of the benefit from the note hedge where the Company’s average stock price for the second quarter of 2021 was in excess of $68.32, which is the initial conversion price of the convertible senior notes.  Adjusted EBITDA adds back (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization of property and equipment, (iv) amortization of intangibles, (v) non-cash stock based compensation (vi) severance and restructuring expenses and (vii) certain acquisition and integration related expenses. Adjusted return on invested capital (“ROIC”) excludes (i) severance and restructuring expenses, (ii) certain acquisition and integration related expenses, (iii) impairment of construction in progress, (iv) loss on sale of property, (v) litigation settlement proceeds, and (vi) the tax effects of each of these items, as applicable.

These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors.  The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods.  These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies.  Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Financial Summary Table

(dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2021	2020	change	2021	2020	change
Insight Enterprises, Inc.
Net sales:
Products	$1,889,178	$1,672,933	13%	$3,782,198	$3,521,249	7%
Services	$340,323	$295,802	15%	$640,371	$591,537	8%
Total net sales	$2,229,501	$1,968,735	13%	$4,422,569	$4,112,786	8%
Gross profit	$366,683	$324,389	13%	$698,157	$649,725	7%
Gross margin	16.4%	16.5%	(10 bps)	15.8%	15.8%	—
Selling and administrative expenses	$277,087	$242,580	14%	$548,277	$511,443	7%
Severance and restructuring expenses	$1,127	$7,010	(84%)	$(5,613)	$9,154	(> 100%)
Acquisition and integration related expenses	$—	$611	*	$—	$2,077	*
Earnings from operations	$88,469	$74,188	19%	$155,493	$127,051	22%
Net earnings	$58,561	$46,385	26%	$101,729	$80,346	27%
Diluted earnings per share	$1.58	$1.32	20%	$2.76	$2.27	22%

North America
Net sales:
Products	$1,500,579	$1,310,172	15%	$2,918,806	$2,743,821	6%
Services	$259,050	$228,975	13%	$495,604	$469,707	6%
Total net sales	$1,759,629	$1,539,147	14%	$3,414,410	$3,213,528	6%
Gross profit	$278,897	$244,896	14%	$532,386	$501,824	6%
Gross margin	15.8%	15.9%	(10 bps)	15.6%	15.6%	—
Selling and administrative expenses	$213,900	$187,313	14%	$420,706	$398,516	6%
Severance and restructuring expenses	$878	$4,904	(82%)	$(6,360)	$7,026	(> 100%)
Acquisition and integration related expenses	$—	$611	*	$—	$1,873	*
Earnings from operations	$64,119	$52,068	23%	$118,040	$94,409	25%

Sales Mix			**			**
Hardware	66%	66%	14%	67%	67%	6%
Software	19%	19%	16%	19%	18%	8%
Services	15%	15%	13%	14%	15%	6%
	100%	100%	14%	100%	100%	6%

EMEA
Net sales:
Products	$355,392	$340,036	5%	$785,786	$716,087	10%
Services	$61,982	$51,981	19%	$110,424	$94,816	16%
Total net sales	$417,374	$392,017	6%	$896,210	$810,903	11%
Gross profit	$73,529	$68,180	8%	$139,564	$126,954	10%
Gross margin	17.6%	17.4%	20 bps	15.6%	15.7%	(10 bps)
Selling and administrative expenses	$53,957	$48,177	12%	$109,404	$98,421	11%
Severance and restructuring expenses	$240	$2,093	(89%)	$738	$2,099	(65%)
Acquisition and integration related expenses	$—	$—	*	$—	$204	*
Earnings from operations	$19,332	$17,910	8%	$29,422	$26,230	12%

Sales Mix			**			**
Hardware	41%	39%	11%	41%	40%	12%
Software	44%	48%	(1%)	47%	48%	8%
Services	15%	13%	19%	12%	12%	16%
	100%	100%	6%	100%	100%	11%

*	Percentage change not considered meaningful.
**	Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates.

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Financial Summary Table (continued)

(dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2021	2020	change	2021	2020	change
APAC
Net sales:
Products	$33,207	$22,725	46%	$77,606	$61,341	27%
Services	$19,291	$14,846	30%	$34,343	$27,014	27%
Total net sales	$52,498	$37,571	40%	$111,949	$88,355	27%
Gross profit	$14,257	$11,313	26%	$26,207	$20,947	25%
Gross margin	27.2%	30.1%	(290 bps)	23.4%	23.7%	(30 bps)
Selling and administrative expenses	$9,230	$7,090	30%	$18,167	$14,506	25%
Severance and restructuring expenses	$9	$13	(31%)	$9	$29	(69%)
Earnings from operations	$5,018	$4,210	19%	$8,031	$6,412	25%

Sales Mix			**			**
Hardware	22%	18%	72%	19%	16%	46%
Software	41%	42%	35%	50%	53%	20%
Services	37%	40%	30%	31%	31%	27%
	100%	100%	40%	100%	100%	27%

*	Percentage change not considered meaningful.
**	Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates.

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Forward-Looking Information

Certain statements in this release and the related conference call, web cast and presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements, including those related to our future responses to and the potential impact of coronavirus strain COVID-19 (“COVID-19”) on our Company, the Company’s future financial performance and results of operations, including Adjusted selling and administrative expenses*, the Company’s anticipated effective tax rate, capital expenditures, expected average share count, the Company’s expectations regarding cash flow, the Company’s expectations regarding current supply constraints, future trends in the IT market, including due to COVID-19, our business strategy and our strategic initiatives, are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified.  Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements.  Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements, include, but are not limited to, the following, which are discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020:

•	actions of the Company’s competitors, including manufacturers and publishers of products the Company sells;
•

the Company’s reliance on partners for product availability, competitive products to sell and marketing funds and purchasing incentives, which can change significantly in the amounts made available and in the requirements year over year;

•

the duration and severity of the COVID-19 pandemic and its effects on the Company’s business, results of operations and financial condition, as well as the widespread outbreak of any other illnesses or communicable diseases;

•	general economic conditions, economic uncertainties and changes in geopolitical conditions;
•	changes in the IT industry and/or rapid changes in technology;
•	supply constraints for hardware including devices;
•	accounts receivable risks, including increased credit loss experience or extended payment terms with the Company’s clients;
•	the Company’s reliance on independent shipping companies;
•	the risks associated with the Company’s international operations;
•	natural disasters or other adverse occurrences;
•	disruptions in the Company’s IT systems and voice and data networks;
•	cyberattacks or breaches of data privacy and security regulations;
•	intellectual property infringement claims and challenges to the Company’s registered trademarks and trade names;
•	legal proceedings, including PCM related litigation, client audits and failure to comply with laws and regulations;
•	failure to comply with the terms and conditions of the Company’s commercial and public sector contracts;
•	exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations;
•	the Company’s potential to draw down a substantial amount of indebtedness;
•	the conditional conversion feature of the convertible notes, which has been triggered, may adversely affect the Company’s financial condition and operating results;
•	the accounting method for convertible debt securities that may be settled in cash, such as the convertible notes, could have a material effect on the Company’s reported financial results;
•	the Company is subject to counterparty risk with respect to the convertible note hedge transactions;
•	risks associated with the discontinuation of LIBOR as a benchmark rate;
•	increased debt and interest expense and availability of funds under the Company’s financing facilities;
•	possible significant fluctuations in the Company’s future operating results as well as seasonality and variability in customer demands;
•	the Company’s dependence on certain key personnel;
•	risks associated with the integration and operation of acquired businesses, including the achievement of expected synergies and benefits; and
•	future sales of the Company’s common stock or equity-linked securities in the public market could lower the market price for our common stock.

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the SEC.  Any forward-looking statements in this release, the related conference call, webcast and presentation speak only as of the date on which they are made and should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others.  The Company assumes no obligation to update, and, except as may be required by law, does not intend to update, any forward-looking statements.  The Company does not endorse any projections regarding future performance that may be made by third parties.

* Due to the inherent difficulty of forecasting these types of expenses, the Company is unable to provide a reconciliation of GAAP to non-GAAP selling and administrative expenses for the full year 2021 forecast.

Contact:	Glynis Bryan
Chief Financial Officer
Tel. 480.333.3390
Email glynis.bryan@insight.com

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net sales:
Products	1,889,178	$1,672,933	$3,782,198	$3,521,249
Services	340,323	295,802	640,371	591,537
Total net sales	2,229,501	1,968,735	4,422,569	4,112,786
Costs of goods sold:
Products	1,715,729	1,517,947	3,436,987	3,188,185
Services	147,089	126,399	287,425	274,876
Total costs of goods sold	1,862,818	1,644,346	3,724,412	3,463,061
Gross profit	366,683	324,389	698,157	649,725
Operating expenses:
Selling and administrative expenses	277,087	242,580	548,277	511,443
Severance and restructuring expenses, net	1,127	7,010	(5,613)	9,154
Acquisition and integration related expenses	—	611	—	2,077
Earnings from operations	88,469	74,188	155,493	127,051
Non-operating (income) expense:
Interest expense, net	9,583	10,219	19,552	22,045
Other expense (income), net	346	1,098	734	(465)
Earnings before income taxes	78,540	62,871	135,207	105,471
Income tax expense	19,979	16,486	33,478	25,125
Net earnings	$58,561	$46,385	$101,729	$80,346

Net earnings per share:
Basic	$1.67	$1.32	$2.89	$2.29
Diluted	$1.58	$1.32	$2.76	$2.27

Shares used in per share calculations:
Basic	35,097	35,060	35,148	35,147
Diluted	37,135	35,260	36,917	35,453

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(In thousands)

(Unaudited)

	June 30, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$107,813	$128,313
Accounts receivable, net	3,045,324	2,685,448
Inventories	214,385	185,650
Other current assets	187,707	177,039
Total current assets	3,555,229	3,176,450

Property and equipment, net	149,979	146,016
Goodwill	430,846	429,368
Intangible assets, net	232,487	246,915
Other assets	298,506	311,983
	$4,667,047	$4,310,732

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable – trade	$1,782,131	$1,461,312
Accounts payable – inventory financing facilities	309,316	356,930
Accrued expenses and other current liabilities	391,557	408,117
Current portion of long-term debt	650	1,105
Total current liabilities	2,483,654	2,227,464

Long-term debt	483,252	437,581
Deferred income taxes	35,268	33,209
Other liabilities	263,046	270,049
	3,265,220	2,968,303
Stockholders’ equity:
Preferred stock	—	—
Common stock	348	351
Additional paid-in capital	361,412	364,288
Retained earnings	1,050,074	993,245
Accumulated other comprehensive loss – foreign currency translation adjustments	(10,007)	(15,455)
Total stockholders’ equity	1,401,827	1,342,429
	$4,667,047	$4,310,732

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended June 30,
	2021	2020
Cash flows from operating activities:
Net earnings	$101,729	$80,346
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	28,498	34,623
Provision for losses on accounts receivable	3,838	6,570
Non-cash stock-based compensation	9,375	7,241
Deferred income taxes	1,815	(1,464)
Amortization of debt discount and issuance costs	8,375	8,002
Other adjustments	(5,308)	2,829
Changes in assets and liabilities:
Increase in accounts receivable	(362,109)	(182,511)
Increase in inventories	(31,072)	(26,647)
(Increase) decrease in other assets	(8,282)	46,088
Increase in accounts payable	294,860	529,742
Decrease in accrued expenses and other liabilities	(36,532)	(7,290)
Net cash provided by operating activities	5,187	497,529
Cash flows from investing activities:
Proceeds from sale of assets held for sale	27,211	14,218
Purchases of property and equipment	(16,837)	(14,494)
Acquisitions, net of cash and cash equivalents acquired	—	(6,406)
Net cash provided by (used in) investing activities	10,374	(6,682)
Cash flows from financing activities:
Borrowings on ABL revolving credit facility	1,838,680	1,381,179
Repayments on ABL revolving credit facility	(1,798,680)	(1,807,421)
Net (repayments) borrowings under inventory financing facilities	(17,538)	7,457
Repurchases of treasury stock	(50,000)	(25,000)
Other payments	(7,944)	(6,791)
Net cash used in financing activities	(35,482)	(450,576)
Foreign currency exchange effect on cash, cash equivalents and restricted cash balances	(594)	(814)
(Decrease) increase in cash, cash equivalents and restricted cash	(20,515)	39,457
Cash, cash equivalents and restricted cash at beginning of period	130,582	116,297
Cash, cash equivalents and restricted cash at end of period	$110,067	$155,754

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Reconciliation of GAAP to non-GAAP Financial Measures

(In thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Adjusted Consolidated Earnings from Operations:
GAAP consolidated EFO	$88,469	$74,188	$155,493	$127,051
Amortization of intangible assets	8,068	10,014	16,109	20,122
Other	1,127	7,621	(5,613)	11,231
Adjusted non-GAAP consolidated EFO	$97,664	$91,823	$165,989	$158,404

GAAP EFO as a percentage of net sales	4.0%	3.8%	3.5%	3.1%
Adjusted non-GAAP EFO as a percentage of net sales	4.4%	4.7%	3.8%	3.9%

Adjusted Consolidated Net Earnings:
GAAP consolidated net earnings	$58,561	$46,385	$101,729	$80,346
Amortization of intangible assets	8,068	10,014	16,109	20,122
Amortization of debt discount and issuance costs	3,013	2,886	5,996	5,717
Other	1,127	7,621	(5,613)	11,231
Income taxes on non-GAAP adjustments	(3,042)	(5,067)	(3,961)	(9,227)
Adjusted non-GAAP consolidated net earnings	$67,727	$61,839	$114,260	$108,189

Adjusted Diluted Earnings Per Share:
GAAP diluted EPS	$1.58	$1.32	$2.76	$2.27
Amortization of intangible assets	0.21	0.28	0.43	0.56
Amortization of debt discount and issuance costs	0.08	0.08	0.16	0.16
Other	0.03	0.22	(0.15)	0.32
Income taxes on non-GAAP adjustments	(0.08)	(0.15)	(0.11)	(0.26)
Impact of benefit from note hedge	0.09	—	0.12	—
Adjusted non-GAAP diluted EPS	$1.91	$1.75	$3.21	$3.05

Shares used in diluted EPS calculation	37,135	35,260	36,917	35,453
Impact of benefit from note hedge	(1,660)	—	(1,375)	—
Shares used in Adjusted non-GAAP diluted EPS calculation	35,475	35,260	35,542	35,453

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Reconciliation of GAAP to NON-GAAP Financial Measures (Continued)

(In thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Adjusted North America Earnings from Operations:
GAAP EFO from North America segment	$64,119	$52,068	$118,040	$94,409
Amortization of intangible assets	7,440	9,371	14,857	18,864
Other	878	5,515	(6,360)	8,899
Adjusted non-GAAP EFO from North America segment	$72,437	$66,954	$126,537	$122,172

GAAP EFO as a percentage of net sales	3.6%	3.4%	3.5%	2.9%
Adjusted non-GAAP EFO as a percentage of net sales	4.1%	4.4%	3.7%	3.8%

Adjusted EMEA Earnings from Operations:
GAAP EFO from EMEA segment	$19,332	$17,910	$29,422	$26,230
Amortization of intangible assets	501	534	997	1,040
Other	240	2,093	738	2,303
Adjusted non-GAAP EFO from EMEA segment	$20,073	$20,537	$31,157	$29,573

GAAP EFO as a percentage of net sales	4.6%	4.6%	3.3%	3.2%
Adjusted non-GAAP EFO as a percentage of net sales	4.8%	5.2%	3.5%	3.6%

Adjusted APAC Earnings from Operations:
GAAP EFO from APAC segment	$5,018	$4,210	$8,031	$6,412
Amortization of intangible assets	127	109	255	218
Other	9	13	9	29
Adjusted non-GAAP EFO from APAC segment	$5,154	$4,332	$8,295	$6,659

GAAP EFO as a percentage of net sales	9.6%	11.2%	7.2%	7.3%
Adjusted non-GAAP EFO as a percentage of net sales	9.8%	11.5%	7.4%	7.5%

- MORE -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Reconciliation of GAAP to NON-GAAP Financial Measures (Continued)

(In thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Adjusted EBITDA:
GAAP consolidated net earnings	$58,561	$46,385	$101,729	$80,346
Interest expense	9,676	10,262	19,762	22,180
Income tax expense	19,979	16,486	33,478	25,125
Depreciation and amortization of property and equipment	6,208	7,212	12,389	14,501
Amortization of intangible assets	8,068	10,014	16,109	20,122
Non-cash stock-based compensation	4,659	2,832	9,375	7,241
Other	1,127	7,621	(5,613)	11,231
Adjusted non-GAAP EBITDA	$108,278	$100,812	$187,229	$180,746

GAAP consolidated net earnings as a percentage of net sales	2.6%	2.4%	2.3%	2.0%
Adjusted non-GAAP EBITDA as a percentage of net sales	4.9%	5.1%	4.2%	4.4%

	Twelve Months Ended June 30,
	2021	2020
Adjusted return on invested capital:
GAAP consolidated EFO	$300,017	$238,489
Other	(3,566)	25,286
Adjusted non-GAAP consolidated EFO*	296,451	263,775
Income tax expense**	77,077	68,582
Adjusted non-GAAP consolidated EFO, net of tax	$219,374	$195,193
Average stockholders’ equity***	$1,319,534	$1,140,093
Average debt***	414,685	586,456
Average cash***	(120,796)	(116,764)
Invested Capital	$1,613,423	$1,609,785

Adjusted non-GAAP ROIC (from GAAP consolidated EFO) ****	13.76%	10.96%
Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO) *****	13.60%	12.13%

*

The adjusted non-GAAP consolidated EFO amount used for the Adjusted non-GAAP ROIC calculation does not exclude amortization of intangible assets.  This calculation remains consistent with the metric utilized in management’s compensation plan.

**	Assumed tax rate of 26.0%.
***	Average of previous five quarters.
****	Computed as GAAP consolidated EFO, net of tax of $78,004 and $62,007 for the twelve months ended June 30, 2021 and 2020, respectively, divided by invested capital.
*****	Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital.

- ### -

Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958